SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 15, 2003

HEI, Inc.
(Exact name of Registrant as Specified in Charter)

Minnesota	0-10078	41-0944876

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386

(Address of Principal Executive Offices, including Zip Code)

(952) 443-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits:

99.1 Press Release dated July 15, 2003, regarding the third quarter fiscal year 2003 results of HEI, Inc.

Item 9.  Regulation FD Disclosure (Information Provided Under Item 12).

     Pursuant to the interim guidance provided in Release No. 33-8216, HEI, Inc. hereby furnishes disclosure regarding its release of material non-public information relating to its results of operations for a completed quarterly fiscal period under Item 12 of Form 8-K.

     On July 15, 2003, HEI, Inc. issued a press release regarding third quarter fiscal year 2003 results. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.

Dated: July 15, 2003	By	/s/ Douglas Nesbit

Douglas Nesbit
Its: Chief Financial Office